Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint Frederick H. Waddell, William L. Morrison and Kelly R. Welsh, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names, in the capacities indicated below, Form 10-K, annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2010, and to file such Form, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any one of them, to such Form, and all that our attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 15th day of February, 2011.

/s/ Frederick H. Waddell
Frederick H. Waddell
Chairman, President, Chief Executive Officer, and Director

/s/ William L. Morrison	/s/ Aileen B. Blake
William L. Morrison	Aileen B. Blake
Executive Vice President and Chief Financial Officer	Executive Vice President and Controller (Chief Accounting Officer)

/s/ Linda Walker Bynoe	/s/ Nicholas D. Chabraja
Linda Walker Bynoe	Nicholas D. Chabraja
Director	Director

/s/ Susan Crown	/s/ Dipak C. Jain
Susan Crown	Dipak C. Jain
Director	Director

/s/ Robert W. Lane	/s/ Robert C. McCormack
Robert W. Lane	Robert C. McCormack
Director	Director

/s/ Edward J. Mooney	/s/ John W. Rowe
Edward J. Mooney	John W. Rowe
Director	Director

/s/ David H. B. Smith	/s/ William D. Smithburg
David H.B. Smith	William D. Smithburg
Director	Director

/s/ Enrique J. Sosa	/s/ Charles A. Tribbett III
Enrique J.Sosa	Charles A. Tribbett III
Director	Director

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I, Victoria Antoni, a Notary Public, DO HEREBY CERTIFY that the above named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the instrument as their free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 15th day of February, 2011.

/s/ Victoria Antoni
Victoria Antoni
Notary Public

My Commission Expires: 7/25/11